Immunic
THERAPEUTICS

Immunic Therapeutics

Positive Data from Phase 2 CALLIPER Trial of Vidofludimus Calcium in Progressive Multiple Sclerosis – Extended Data

NASDAQ: IMUX | May 2025 | CONFIDENTIAL

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→ Forward-looking statements included in this presentation are based on information available to Immunic as of the date of this presentation. Immunic does not undertake any obligation to update such forward-looking statements except as required by applicable law.

Vidofludimus Calcium:
Clinical Trials Overview in Multiple Sclerosis (MS)



ENSURE-2
Phase 3
RELAPSING MS
Fully enrolled, n=1100 patients
ENSURE-1
Phase 3
RELAPSING MS
Fully enrolled, n=1121 patients
Top-Line Data Expected End of 2026
pooled for both ENSURE trials
CALLIPER
Phase 2
PROGRESSIVE MS
Reduced CDW in PPMS and naSPMS
Open-label extension ongoing
EMPhASIS
Phase 2
RELAPSING-REMITTING MS
Study met primary and key secondary endpoints
Open-label extension ongoing
2019
2020
2021
2022
2023
2024
2025
2026
2027
Today

CDW: confirmed disability worsening; PPMS: primary progressive multiple sclerosis; naSPMS: non-active secondary progressive multiple sclerosis

Top-Line Data Phase 2 CALLIPER Trial

Clinical Endpoints

Vidofludimus Calcium Reduced **Time to 24wCDW** in Overall Study Population and All Subtypes Compared to Placebo

	Overall CALLIPER Patient Population (N=467)	**PPMS** (N=152)	**naSPMS** (N=268)	**aSPMS** (N=47)
HR (Kaplan Meier)	0.759	0.675	0.809	0.663
95 % CI	[0.477, 1.206]	[0.324, 1.406]	[0.418, 1.565]	[0.315, 2.974]
p-value	0.242	0.294	0.528	0.592
Risk Reduction of tt24wCDW	**24.1%**	**32.5%**	**19.1%**	**33.7%**

24wCDW: 24-week confirmed disability worsening; tt: time to; PPMS: primary progressive multiple sclerosis; naSPMS: non-active secondary progressive multiple sclerosis; aSPMS: active secondary progressive multiple sclerosis; HR: hazard ratio; CI: confidence interval / based on intent-to-treat population (ITT), patients analyzed as randomized; 24-week confirmed disability worsening based on EDSS scale (24wCDW), total of 73 events for 24wCDW based on EDSS, 70 events observed and 3 events imputed after 12 week confirmation before end of study (performed as sensitivity analysis); data displayed for the reduction of risk of time to 24wCDW; disease subtype as per diagnosis at screening visit 1

Immunic THERAPEUTICS

Time to 24-Week Confirmed Disability Worsening (Based on EDSS)

All Patients – All Disease Subtypes Combined – Kaplan-Meier Analysis of 24wCDW



Strata
IMU-838
Placebo
Propotion Free of 24wCDW
0.5
0.4
0.3
0.2
0.1
0
0
24
48
72
96
120
Time Since Randomization (weeks)

Time to 24wCDW Relative Risk Reduction

	Overall CALLIPER Patient Population
HR (Kaplan-Meier)	**0.759**
RRR	**24.1%**
95% CI	[0.477, 1.206]
p-value	0.242
N	467

24wCDW: 24-week confirmed disability worsening based on the EDSS (expanded disability status scale) score; HR: hazard ratio; RRR: relative risk reduction; CI: confidence interval; N: number of patients evaluated; disease subtype as per diagnosis at screening visit 1
24wCDW is defined as patients with worsening in EDSS sustained for at least 22 weeks (154 days) given the visit window + 7 days. Confirmed disability progression event status was imputed for participants who completed the trial, met the criteria for confirmed disability progression sustained for at least 12 weeks, and continued to meet the criteria for disability progression according to the EDSS score through the final trial assessment but did not reach the 24-week confirmation visit. Total of 73 events for 24wCDW based on EDSS, 70 events observed and 3 events imputed after 12 week confirmation before end of study (performed as sensitivity analysis).

Time to 24-Week Confirmed Disability Worsening (Based on EDSS)

PPMS Subpopulation – Kaplan-Meier Analysis of 24wCDW



Strata
IMU-838
Placebo
Propotion Free of 24wCDW
0.5
0.4
0.3
0.2
0.1
0
0
24
48
72
96
120
Time Since Randomization (weeks)

Time to 24wCDW
Relative Risk Reduction

	PPMS Patient Population
HR (Kaplan-Meier)	**0.675**
RRR	**32.5%**
95% CI	[0.324, 1.406]
p-value	0.294
N	152

24wCDW: 24-week confirmed disability worsening based on the EDSS (expanded disability status scale) score; PPMS: primary progressive multiple sclerosis; HR: hazard ratio; RRR: relative risk reduction; CI: confidence interval; N: number of patients evaluated; disease subtype as per diagnosis at screening visit 1
24wCDW is defined as patients with worsening in EDSS sustained for at least 22 weeks (154 days) given the visit window + 7 days. Confirmed disability progression event status was imputed for participants who completed the trial, met the criteria for confirmed disability progression sustained for at least 12 weeks, and continued to meet the criteria for disability progression according to the EDSS score through the final trial assessment but did not reach the 24-week confirmation visit. Total of 73 events for 24wCDW based on EDSS, 70 events observed and 3 events imputed after 12 week confirmation before end of study (performed as sensitivity analysis).

Immunic THERAPEUTICS

Comparison CALLIPER Versus ORATORIO Trials in PPMS Population

	ORATORIO*	CALLIPER
	(N=732)	(N=152)
Mean Age (Years)	44.6	47.4
Female (N,%)	361 (49.3%)	93 (61.1%)
EDSS - Mean	4.7	4.9
EDSS - Median	4.5	4.5
Gd+ Lesions at Baseline MRI (N,%)	26.6%	17.8%
Relative Risk Reduction of Time to 24wCDW Active Over Placebo	**25%**	**33%**

* Clinical Review Report: Ocrelizumab (Ocrevus): (Hoffmann-La Roche Limited): Indication: Management of adult patients with early primary progressive multiple sclerosis as defined by disease duration and level of disability, in conjunction with imaging features characteristic of inflammatory activity [Internet]. Ottawa (ON): Canadian Agency for Drugs and Technologies in Health; 2018 May. Results. Available from: https://www.ncbi.nlm.nih.gov/books/NBK533357/

PPMS: primary progressive multiple sclerosis; EDSS: Expanded Disability Status Scale; Gd+: gadolinium-enhancing lesions found on T1-weighted MRI images; MRI: magnetic resonance imaging; tt24wCDW: time to 24-week confirmed disability worsening; N: number of patients evaluated

Immunic THERAPEUTICS

Vidofludimus Calcium Substantially Reduced 24wCDW in Patients Without Gd+ Lesions at Baseline

Time to 24wCDW With No Evidence of Gd+ Lesions at Baseline

Group	Number of Patients	HR	95 % CI	p-value	RRR tt24wCDW
All Patients	391	0.662	[0.393, 1.114]	0.120	**33.8%**
PPMS	125	0.654	[0.293, 1.460]	0.300	**34.6%**
naSPMS	250	0.702	[0.347, 1.423]	0.326	**29.8%**

→

- Precisely the patients who were largely shown to **not benefit from current anti-inflammatory therapies**
- These **clinical effects underlines neuroprotective effect** of Nurr1 activation by vidofludimus calcium

24wCDW: 24-week confirmed disability worsening based on the EDSS (expanded disability status scale) score; tt: time to; Gd+: gadolinium enhancing; HR: hazard ratio; CI: confidence interval; RRR: relative risk reduction; disease subtype as per diagnosis at screening visit 1
24wCDW is defined as patients with worsening in EDSS sustained for at least 22 weeks (154 days) given the visit window + 7 days. Confirmed disability progression event status was imputed for participants who completed the trial, met the criteria for confirmed disability progression sustained for at least 12 weeks, and continued to meet the criteria for disability progression according to the EDSS score through the final trial assessment but did not reach the 24-week confirmation visit. Total of 73 events for 24wCDW based on EDSS, 70 events observed and 3 events imputed after 12 week confirmation before end of study (performed as sensitivity analysis).

Vidofludimus Calcium Substantially Reduced 24wCDW in Patients Without Gd+ Lesions at Baseline


Strata
IMU-838
Placebo
0.5
0.4
0.3
0.2
0.1
0
Propotion Free of 24wCDW
0
24
48
72
96
120
Time Since Randomization (weeks)

Time to 24wCDW Relative Risk Reduction

	Patient Population Without Gd+ Lesions at Baseline
HR (Kaplan-Meier)	**0.662**
RRR	**33.8%**
95% CI	[0.393, 1.114]
P-value	0.120
N	391

24wCDW: 24-week confirmed disability worsening based on the EDSS (expanded disability status scale) score; HR: hazard ratio; RRR: relative risk reduction; CI: confidence interval; N: number of patients evaluated; disease subtype as per diagnosis at screening visit 1
24wCDW is defined as patients with worsening in EDSS sustained for at least 22 weeks (154 days) given the visit window + 7 days. Confirmed disability progression event status was imputed for participants who completed the trial, met the criteria for confirmed disability progression sustained for at least 12 weeks, and continued to meet the criteria for disability progression according to the EDSS score through the final trial assessment but did not reach the 24-week confirmation visit. Total of 73 events for 24wCDW based on EDSS, 70 events observed and 3 events imputed after 12 week confirmation before end of study (performed as sensitivity analysis).

Immunic THERAPEUTICS

Vidofludimus Calcium Substantially Reduced 24wCDW in PPMS Patients Without Gd+ Lesions at Baseline



Strata
IMU-838
Placebo
0.5
0.4
0.3
0.2
0.1
0
Propotion Free of 24wCDW
0
24
48
72
96
120
Time Since Randomization (weeks)

Time to 24wCDW Relative Risk Reduction

	PPMS Patient Population Without Gd+ Lesions at Baseline
HR (Kaplan-Meier)	**0.654**
RRR	**34.6%**
95% CI	[0.293, 1.460]
P-value	0.300
N	125

24wCDW: 24-week confirmed disability worsening based on the EDSS (expanded disability status scale) score; PPMS: primary progressive multiple sclerosis; HR: hazard ratio; RRR: relative risk reduction; CI: confidence interval; N: number of patients evaluated; disease subtype as per diagnosis at screening visit 1
24wCDW is defined as patients with worsening in EDSS sustained for at least 22 weeks (154 days) given the visit window + 7 days. Confirmed disability progression event status was imputed for participants who completed the trial, met the criteria for confirmed disability progression sustained for at least 12 weeks, and continued to meet the criteria for disability progression according to the EDSS score through the final trial assessment but did not reach the 24-week confirmation visit. Total of 73 events for 24wCDW based on EDSS, 70 events observed and 3 events imputed after 12 week confirmation before end of study (performed as sensitivity analysis).

CALLIPER successfully demonstrated the neuroprotective potential of vidofludimus calcium in PMS patients

---

Clinically meaningful risk reduction of confirmed disability worsening of 24% in overall PMS population and even more prominent 33% reduction in PPMS population

Top-Line Data Phase 2 CALLIPER Trial

Magnetic Resonance Imaging (MRI) Endpoints

Vidofludimus Calcium Substantially Lowered Volume of New/Enlarging T2 Lesions Compared to Placebo


% Change from Baseline
3
1.5
0
-1
0
6
12
18
24
Time (months)
2.97%
-0.22%
Vidofludimus Calcium
Placebo

- Change of T2 lesion volume (cm^3) gets steadily worse compared to baseline in placebo patients while remaining stable in vidofludimus calcium patients ($p=0.016$)
- Volume change different between arms at every time point in the study

	Percent Change
Vidofludimus Calcium	-0.22%
Placebo	+2.97%
Benefit Vidofludimus Calcium Over Placebo at Month 24	3.19%

T2 lesion load: volume of lesions on T2-weighted magnetic resonance images; intent-to-treat population (all patients are analyzed as randomized)
Estimates obtained from a random intercept, random slope mixed model, accounting for treatment effect and stratified by the randomization strata (disease type and baseline EDSS score). Significance of the difference assessed with the time by treatment interaction term. The population slope within treatment group as change from baseline. For the primary estimand, data collected up to 30 days after the onset date of a post-baseline relapse or between the start and 30 days after the end of any rescue medication intake were set to missing. Data after treatment discontinuation was included in the analysis.

Brain Atrophy Endpoints Consistently Demonstrated Beneficial Effect of Vidofludimus Calcium Compared to Placebo



Change in Whole Brain Volume - All Patients
Re-Baselined at 6 Months
Change in LS Mean from Baseline
Months
Vidofludimus Calcium
Placebo
0
-0.2
-0.4
-0.6
-0.8
-1
6
12
18
24



Change in Thalamus Volume - All Patients
% Change in LS Means From Baseline
Months
Vidofludimus Calcium
Placebo
0.00
-0.20
-0.40
-0.60
-0.80
-1.00
-1.20
-1.40
0
6
12
18
24

- Modest benefit on exploratory primary MRI endpoint: decreased annualized rate of whole brain atrophy: 5% improvement of vidofludimus calcium compared to placebo at 24 months
- Substantially reduced annualized rate of thalamic brain volume loss by 20% compared to placebo at 24 months
  - Change in thalamus volume is more sensitive MRI atrophy measure in PMS[1,2,3]
  - Thalamic atrophy is prevalent in PMS[4,5] and data have shown strong associations between thalamic atrophy and clinical disability progression[6]

[1] Moccia M et al., Multiple Sclerosis JournalVolume 23, Issue 12, October 2017 [2] Azevedo CJ et al., Ann Neurol. 2018 Feb;83(2):223-234 [3] Azevedo CJ et al., Ann Neurol 2018 Jan 12; [e pub] [4] Cao Y et al., Neuropsychol Rev 2021 [5] Mesaros S et al., AJNR Am J Neuroradiol 2011;32:1016–1020 [6] Schoonheim MM et al., Mult Scler 2021:13524585211008743
MRI: magnetic resonance imaging; LS: least square; PBVC = percent brain volume change (using the Siena method); intent to treat population (all patients are analyzed as randomized); For the calculation of least square means, patients with a valid baseline MRI are considered. Missing values are calculated based on the analysis set. Estimates are obtained from a random intercept, random slope mixed model, accounting for treatment effect and stratified by the randomization strata (disease type and baseline EDSS score). Convergence and positive estimated G matrix was achieved with an Autoregressive Order One (AR(1)) covariance matrix. The annualized rate of PBVC is the population slope within treatment group as change from baseline. The effect estimate of the treatment difference is equivalent to the difference between annualized rates. For the primary estimand, data collected up to 30 days after the onset date of a post baseline relapse or between the start and 30 days after the end of any rescue medication intake were set to missing. Data after treatment discontinuation was included in the analysis.

Immunic THERAPEUTICS

Top-Line Data Phase 2 CALLIPER Trial

Conclusions and Outlook

Positive Data from Phase 2 CALLIPER Trial of Vidofludimus Calcium in Progressive Multiple Sclerosis



- Clinically meaningful risk reduction of 24wCDW by 24% in overall study population; even more prominent 33% reduction in high unmet need population of PPMS
- Remarkable 34% reduction of 24wCDW in patients without baseline inflammatory lesions in overall study population
- Confirmed favorable safety and tolerability observed in previous clinical trials; no new safety signals identified
- As of April 2025, more than 375 patients continue to be treated in open-label extension phase of CALLIPER trial
- Underlines Nurr1 activation as new mode of action for preventing neurodegeneration in MS and substantiates impact on disability accumulation by both PIRA and RAW
- Further de-risks ongoing phase 3 ENSURE program with potential to offer relapsing MS patients an oral, safe and neuroprotective treatment early in the disease

Immunic THERAPEUTICS

Thank You!



Jessica Breu

Vice President Investor Relations & Communications

Phone: +1-332-255-9819

Email: ir@imux.com

Web: www.imux.com

Immunic, Inc.
1200 Avenue of the Americas
New York City, NY 10036
USA

Immunic AG
Lochhamer Schlag 21
82166 Gräfelfing (Munich)
Germany



Immunic Australia Pty. Ltd.
Melbourne
Australia

Immunic THERAPEUTICS

Top-Line Data Phase 2 CALLIPER Trial

Back-up

Time to 24-Week Confirmed Disability Worsening (Based on EDSS)

naSPMS Subpopulation – Kaplan-Meier Analysis of 24wCDW



Strata
IMU-838
Placebo
Propotion Free of 24wCDW
0.5
0.4
0.3
0.2
0.1
0
0
24
48
72
96
120
Time Since Randomization (weeks)

Time to 24wCDW Relative Risk Reduction

	naSPMS Patient Population
HR (Kaplan-Meier)	**0.809**
RRR	**19.1%**
95% CI	[0.418, 1.565]
p-value	0.528
N	268

24wCDW: 24-week confirmed disability worsening based on the EDSS (expanded disability status scale) score; naSPMS: non-active secondary progressive multiple sclerosis; HR: hazard ratio; RRR: relative risk reduction; CI: confidence interval; N: number of patients evaluated; disease subtype as per diagnosis at screening visit 1
24wCDW is defined as patients with worsening in EDSS sustained for at least 22 weeks (154 days) given the visit window + 7 days. Confirmed disability progression event status was imputed for participants who completed the trial, met the criteria for confirmed disability progression sustained for at least 12 weeks, and continued to meet the criteria for disability progression according to the EDSS score through the final trial assessment but did not reach the 24-week confirmation visit. Total of 73 events for 24wCDW based on EDSS, 70 events observed and 3 events imputed after 12 week confirmation before end of study (performed as sensitivity analysis).

Time to 24-Week Confirmed Disability Worsening (Based on EDSS)

aSPMS Subpopulation – Kaplan-Meier Analysis of 24wCDW



Strata
IMU-838
Placebo
Propotion Free of 24wCDW
0.5
0.4
0.3
0.2
0.1
0
0
24
48
72
96
120
Time Since Randomization (weeks)

Time to 24wCDW Relative Risk Reduction

	aSPMS Patient Population
HR (Kaplan-Meier)	**0.663**
RRR	**33.7%**
95% CI	[0.315, 2.974]
p-value	0.592
N	47

24wCDW: 24-week confirmed disability worsening based on the EDSS (expanded disability status scale) score; aSPMS: active secondary progressive multiple sclerosis; HR: hazard ratio; RRR: relative risk reduction; CI: confidence interval; N: number of patients evaluated; disease subtype as per diagnosis at screening visit 1
24wCDW is defined as patients with worsening in EDSS sustained for at least 22 weeks (154 days) given the visit window + 7 days. Confirmed disability progression event status was imputed for participants who completed the trial, met the criteria for confirmed disability progression sustained for at least 12 weeks, and continued to meet the criteria for disability progression according to the EDSS score through the final trial assessment but did not reach the 24-week confirmation visit. Total of 73 events for 24wCDW based on EDSS, 70 events observed and 3 events imputed after 12 week confirmation before end of study (performed as sensitivity analysis).

Vidofludimus Calcium Significantly Reduced EDSS Increase from Baseline Compared with Placebo


MMRM Analysis (All Patients):
Change from Baseline in EDSS score
Vidofludimus Calcium
Placebo
* Statistically significant (p<0.05)
** Statistically significant (p<0.01)
LS Mean of EDSS
Weeks
0.35
0.3
0.25
0.2
0.15
0.1
0.05
0
-0.05
0
12
24
36
48
60
72
84
96
108
120
*
*
*
*
**

EDSS: expanded disability status scale; MMRM: mixed models for repeated measure; LS: least square / MMRMs analysis: For the calculation of LS means based on the MMRM, patients with baseline and at least one-post baseline visit are considered. Missing values are calculated based on the analysis set. Estimates are adjusted for stratification factors used at baseline randomization (disease type and baseline EDSS value). 2-sided p-value is presented. Error bars show the standard error of the LS Mean. Data are based on group level analysis for overall CALLIPER population, vidofludimus calcium N=235, placebo N=232.

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